Exhibit 10.1

AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of March 29, 2021 (this “Amendment”), amends the Credit Agreement, dated as of November 28, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among CONSOL ENERGY INC. (the “Borrower”), the guarantors party thereto, the lenders and agents party thereto, PNC Bank, National Association, as administrative agent for the Revolving Lenders and Term A Lenders (the “Revolving/TLA Administrative Agent”) and Citibank, N.A., as administrative agent for the Term B Lenders (the “TLB Administrative Agent” and, together with the Revolving/TLA Administrative Agent, the “Administrative Agents”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

WITNESSETH

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the consents of the Required Lenders are required for the amendments to the Credit Agreement as set forth herein; and

WHEREAS, PNC Capital Markets LLC is acting as sole arranger and bookrunner for this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as set forth below:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following defined terms in alphabetical order.

“Erroneous Payment” shall have the meaning specified in Section 10.15(a) [Certain Payments].

“Erroneous Payment Notice” shall have the meaning specified in Section 10.15(b) [Certain Payments].

(b) The definition of “Excess Balance Sheet Cash” is hereby amended (I) to replace clause (iv) with the following:

“(iv) cash deposited with (x) any Issuing Lender to cash collateralize Letters of Credit in accordance with this Agreement or (y) any issuing lender under a Qualified Receivables Transaction to cash collateralize letters of credit issued thereunder;”

and (II) to add the following before the period:

“; and

(vii) cash constituting net proceeds from the incurrence of Indebtedness in respect of revenue bonds issued by any Official Body, to the extent and so long as the use of such proceeds is restricted by the documentation governing such Indebtedness”.

(c) The definition of “Permitted Unsecured Notes” is hereby amended to add the following prior to the period:

“provided, further, that notwithstanding clauses (i) and (ii), Indebtedness in respect of revenue bonds issued by any Official Body may contain (A) mandatory redemption or similar requirements upon certain tax or invalidity events, (B) covenants (but not financial maintenance covenants) and (C) events of default and remedies, in each case, customary for Indebtedness of such type, as certified in good faith, after consultation with bond counsel, in an Officer’s Certificate delivered to the Administrative Agents prior to the incurrence of such Indebtedness”.

(d) Section 8.2.1(i) is hereby amended to add the following after the semicolon at the end thereof:

“provided, further, that notwithstanding clauses (2) and (5), Indebtedness in respect of revenue bonds issued by any Official Body may contain (A) mandatory redemption or similar requirements upon certain tax or invalidity events, (B) covenants (but not financial maintenance covenants) and (C) events of default and remedies, in each case, customary for Indebtedness of such type, as certified in good faith, after consultation with bond counsel, in an Officer’s Certificate delivered to the Administrative Agents prior to the incurrence of such Indebtedness;”.

(e) The following is added as new Section 10.15 of the Credit Agreement:

10.15. Certain Payments.

(a) Each Lender hereby agrees that (i) if an Administrative Agent notifies such Lender that such Administrative Agent has determined in its sole discretion that any funds received by such Lender from such Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise), individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall forthwith return to such Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to such Administrative Agent in same day funds at the greater of the Federal Funds Open Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by an Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice by an Administrative Agent to any Lender under this Section 10.15(a) shall be conclusive, absent manifest error.

(b) Without limiting immediately Section 10.15(a), each Lender hereby further agrees that if it receives an Erroneous Payment from an Administrative Agent (or any of its Affiliates) (i) that is in an amount different than (other than a de minimis difference), or on a different date from, that specified in a notice of payment sent by an Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), or (ii) that was not preceded or accompanied by an Erroneous Payment Notice, it shall be on notice that, in each such case, an error has been made with respect to such Erroneous Payment. Each Lender further agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the applicable Administrative Agent of such occurrence and, upon demand from such Administrative Agent, it shall forthwith return to such Administrative Agent the amount of any such Erroneous Payment (or portion thereof) that was received by such Lender to the date such amount is repaid to such Administrative Agent in same day funds at the greater of the Federal Funds Open Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agree that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the applicable Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(d) References in this Section 10.15 to “Lender” includes each Issuing Lender.

(e) Each party’s obligations under this Section 10.15 shall survive the resignation or replacement of any Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 3 Effective Date”):

(a) Execution and Delivery of Amendment. (i) The Borrower, the Guarantors and the Administrative Agents shall have executed and delivered this Amendment, and (ii) the Administrative Agents shall have received consents, in the form attached hereto as Exhibit A (each, a “Consent”), executed and delivered by Lenders that constitute the Required Lenders.

(b) Officer’s Certificate. (i) The representations and warranties of each of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except (x) that any representation and warranty that is already qualified as to materiality shall be true and correct in all respects as so qualified and (y) representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (ii) no Event of Default or Potential Default shall have occurred and be continuing; (iii) since December 31, 2020, there shall not have occurred any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to constitute a Material Adverse Change; and (iv) the Borrower shall have delivered to the Administrative Agents for the benefit of each Lender a certificate of the Borrower, dated the Amendment No. 3 Effective Date and signed by a Responsible Officer or Authorized Officer of the Borrower, to each effect in clauses (i) through (iii).

(c) Consent Fee. The Borrower shall have paid to the Revolving/TLA Administrative Agent for the account of each Lender (a “Consenting Lender”) that has executed and delivered a Consent in accordance with the posting memorandum with respect to such Lender prior to the deadline specified in such posting memorandum (or such later date and time specified by the Borrower and notified in writing to the Lenders by the Revolving/TLA Administrative Agent) the consent fee specified in such posting memorandum (calculated on the amount of such Consenting Lender’s Revolving Credit Commitment and principal amount of such Consenting Lender’s Term Loans).

(d) Fees and Expenses. All fees and expenses payable on or before the Amendment No. 3 Effective Date by the Borrower to the Administrative Agents (or their respective Affiliates) in connection with this Amendment shall have been paid in accordance with Section 11.3 of the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agents.

3. Full Force and Effect; Reaffirmation. All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect except, in each case, as expressly modified by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement. All references to the Credit Agreement in any Loan Document, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Loan Party, by its signature below, hereby affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations. The amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 3 Effective Date.

4. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

5. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

6. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Loan Documents contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

7. Issuing Lender Consent. Each Lender that is an Issuing Lender, by executing a Consent, consents in its capacity as Issuing Lender to this Amendment.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles. The provisions of Section 11.11.2 through 11.11.5 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

CONSOL ENERGY INC.

By:	/s/ Miteshkumar B. Thakkar
Name:	Miteshkumar B. Thakkar
Title:	Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

GUARANTORS:

AMVEST LLC
AMVEST GAS RESOURCES, LLC
AMVEST WEST VIRGINIA COAL, L.L.C.
BRAXTON-CLAY LAND & MINERAL, LLC
CONSOL MARINE TERMINALS LLC
CONSOL RCPC LLC
CONRHEIN COAL COMPANY
CONSOL AMONATE FACILITY LLC
CONSOL AMONATE MINING COMPANY LLC
CONSOL ENERGY SALES COMPANY LLC
CONSOL MINING COMPANY LLC
CONSOL MINING HOLDING COMPANY LLC
CONSOL OF CANADA LLC
CONSOL OF KENTUCKY LLC
CONSOL PENNSYLVANIA COAL COMPANY LLC
FOLA COAL COMPANY, L.L.C.
HELVETIA COAL COMPANY LLC
ISLAND CREEK COAL COMPANY LLC
LAUREL RUN MINING COMPANY LLC
LEATHERWOOD, LLC
LITTLE EAGLE COAL COMPANY, L.L.C.
MTB LLC
NICHOLAS-CLAY LAND & MINERAL, LLC
R&PCC LLC
TECPART LLC
TERRY EAGLE COAL COMPANY, L.L.C.
TERRY EAGLE LIMITED PARTNERSHIP
VAUGHAN RAILROAD COMPANY LLC
WINDSOR COAL COMPANY LLC
WOLFPEN KNOB DEVELOPMENT COMPANY LLC

CONSOL COAL RESOURCES GP LLC

CONSOL OPERATING LLC

CONSOL THERMAL HOLDINGS LLC

CONSOL COAL FINANCE CORP.

TRANSFORMER LP HOLDINGS INC.

By:	/s/ Steven T. Aspinall
Name:	Steven T. Aspinall
Title:	Authorized Officer

CONSOL FINANCIAL INC.

By:	/s/ Christopher C. Jones
Name:	Christopher C. Jones
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

CONSOL COAL RESOURCES LP

By: CONSOL COAL RESOURCES GP LLC,
its general partner

By:	/s/ Miteshkumar B. Thakkar
Name:	Miteshkumar B. Thakkar
Title:	Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Revolving/TLA Administrative Agent

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

CITIBANK, N.A.,
as TLB Administrative Agent

By:	/s/ Sumeet Singal
Name:	Sumeet Singal
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 3

Reference is made to Amendment No. 3 (the “Amendment”) to the certain Credit Agreement, dated as of November 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among CONSOL Energy Inc. (the “Borrower”), the guarantors party thereto, the lenders and agents party thereto, PNC Bank, National Association, as administrative agent for the Revolving Lenders and Term A Lenders (the “Revolving/TLA Administrative Agent”) and Citibank, N.A., as administrative agent for the Term B Lenders (the “TLB Administrative Agent”).

The undersigned Lender hereby irrevocably approves of and consents to the Amendment.

(Name of Lender)

By:
Name:
Title:

[If a second signature block is required by the financial institution:]

By:
Name:
Title: